AGREEMENT FOR SERVICES


THIS AGREEMENT is made this 18th day of March, 1999

BETWEEN:

International Gold Corporation, a Nevada corporation having an office at 5000 Birch Street, Suite 4000 West Tower, Newport Beach, CA 92660 (hereinafter "INT");

and

AuRIC Metallurgical Laboratories, LLC, a Utah limited liability company having an office at 3260 West Directors Row, Salt Lake City, Utah 84104 (hereinafter "AURIC").

WHEREAS:

A. INT hereby engages AURIC to perform the Services described on Exhibit A attached and as per provisions of this agreement;

B. INT will execute a License agreement with Geneva Resources, Inc. to obtain a valid license to utilize Technology, Know-how, and the Precious Metals Recovery Process and Assay Process owned by Geneva Resources, Inc.

     NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration for common shares and cash remuneration according to Exhibit A to this agreement and other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

     1. Services, Compensation, and Time for Completion. INT hereby engages AURIC to perform the Services described on Exhibit A attached hereto (the "Services"). The compensation payable to AURIC, and the time for commencement and completion of the Services, are also described in Exhibit A. The Services shall be performed in accordance with the specific provisions of Exhibit A and the General provisions of this Agreement.

     2. Independent Contractor. In providing Services pursuant to this Agreement, AURIC shall act as an independent contractor at all times. Nothing in this Agreement shall create or constitute an employer/employee relationship or partnership between the parties. Furthermore, no employee or agent to AURIC shall be treated or considered as an employee or agent of INT. AURIC shall have no power to bind or commit INT to any obligation with respect to a third party.

     More specifically, the following factors shall apply to AURIC's performance of Services under this Agreement:

          a. Subject only to the scope of work and time requirements set forth in Exhibit A, AURIC shall have control as to when, where, and how it will perform the Services.

          b. AURIC shall be free to work for other parties, subject to the confidentiality requirements of Paragraph 5 below.

          c. AURIC shall furnish all tools, materials, services, and other equipment required to perform the Services with the exception of subcontracts to Dames and Moore, independent assay laboratories, check assay laboratories, and all non-AURIC consulting services related costs pursuant to Phase 4 referred Exhibit A to this agreement including all Phase 4 construction, start-up, and operating costs which shall be the responsibility of INT.

          d. AURIC shall pay all federal and State withholdings taxes, SHS premiums, unemployment insurance premiums, and other government charges for itself and any employees of AURIC.

          e.   AURIC  will   maintain  an   independent   business   license  or
               registration with appropriate local or State authorities.

     3. Qualifications and Assignment. AURIC represents that it is fully experienced and properly qualified to perform the Services, and that it is properly licensed, equipped, organized, and financed to perform the Services. AURIC shall furnish competent and skilled personnel to perform the Services including the direct services of Ahmet Altinay and Dave Lamberson throughout all four phases referred in Exhibit A to this agreement. AURIC will not assign its rights and obligations under this Agreement without the prior written consent of INT.

     4. Performance of Work. AURIC shall perform the Services in a good and professional manner, in accordance with good and recognized standards, methods, practices, and principles employed in the industry for similar work, and in accordance with the terms of this Agreement and all applicable codes, laws, and regulations. Prior to commencement of Services, AURIC shall obtain all local, state, and federal permits required for performance of its work; INT shall cooperate with AURIC in obtaining permits that require the authorization of INT. AURIC shall comply with all requirement of the State Industrial Insurance System. AURIC shall promptly pay for all labor and services and ensure that any lien against INT's property caused by AURIC or its subcontractors are withdrawn within seven (7) days of receiving notice of the lien.

     5. Confidentiality and Ownership of Work. All results of the Services including, without limitation, all data, plans, specifications, reports, estimates, calculations, summaries, models, samples, and technical information specific to INT, shall be kept strictly confidential by AURIC and will not be revealed, published, or disclosed to any person, organization, or entity without the prior written consent of INT. AURIC will ensure that its employees, agents, and subcontractors, if any, are bound by this requirement of confidentiality. AURIC shall not make, nor permit its employees, agents and subcontractors to make, any public announcements or publicity releases relating to the Services without the prior written approval of INT. Information relating those items obtained by License through Geneva Resources, Inc., are excluded from ownership by INT.

     INT shall have access to all work in progress and all records of AURIC pertaining to the Services throughout the term of this Agreement subject to restrictions obtained by License through Geneva Resources, Inc., and AURIC shall cooperate with INT in all reasonable ways in providing access to such work in progress and records pertaining thereto.

     6. Indemnity and Insurance. AURIC shall defend, indemnify, and hold INT harmless from all claims, demands, and liabilities arising from AURIC's performance of the Services. During the term of this Agreement AURIC shall maintain in good standing a policy of liability insurance protecting AURIC and INT in the amount of $2,000,000.00 for injury or death of persons and $5,000,000.00 for destruction or damage to property.

     AURIC shall also defend, indemnify, and hold INT harmless from any claims or damages arising from AURIC's use of technology, equipment, or other proprietary or patented information obtained from third parties.

     AURIC hereby releases and discharges INT, their officers, directors, employees, successors and assigns from and against any and all liability, damages, costs, expenses, actions, or claims, arising from damage to or destruction of any equipment of AURIC used in connection with the performance of their Services.

     7. Miscellaneous Provisions.

          a. Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective heirs, executors, administrators, successors, and assigns.

          b. Entire Agreement. This Agreement terminates and replaces all prior agreements, either written, oral or implied between the parties hereto, and constitutes the entire agreement between the parties.

          b. Applicable Law. The terms and provisions of this Agreement shall be interpreted in accordance with the laws of the State of Utah.

          c. Legal Actions. Should any action be brought to enforce any term of this Agreement, whether in law or in equity, such action shall be brought in a court of competent jurisdiction within the State of Utah. The prevailing party shall be entitled to all reasonable costs and attorney fees incurred in any such action, plus 8% interest per annum from the date of loss.

     8. DOMICILIUM

               The parties hereby choose DOMICILIUM citandi et executandi for all purposes under this agreement at the addresses set out below, and either party may at any time change its DOMICILIUM to any other address (not being a post office box or poste restante) on not less than ten (10) days written notice to such effect to the other party;

     8.1 AURIC

                           3260 West Directors Row,
                           Salt Lake City, Utah 84104

     8.2 IGCO

                           3926 Irongate Road, Unit D,
                           Bellingham, WA 98226


IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


                                         International Gold Corporation,
                                         a Nevada corporation



                                         By: /s/ Gary Powers
                                            ------------------------------------
                                            Gary Powers, President



                                         AuRIC Metallurgical Laboratories, LLC.,
                                         a Utah company



                                         By: /s/ Ahmet Altinay
                                            ------------------------------------
                                            Ahmet Altinay, Manager

                                   EXHIBIT A
                                     to the
                             Agreement for Services
                             between INT and AURIC


                     SCHEDULE OF SERVICES AND COMPENSATION


  Phase           Task                     Payment Date    Payment Amount  Description
-----------------------------------------------------------------------------------------------------------------------------

    1      BLACK HAWK ORE ANALYTICAL PROCEDURES DEVELOPMENT
    1                                    October 1, 1998            5,000  Payment on contract.
    1                                   November 1, 1998           25,000  Payment on contract.
    1               1                                                      Refractory Ore Evaluation.
    1               2                                                      Fire and Chemical Assay Procedures development and
                                                                             Optimization.
    1               3                              Bonus           30,000  Verification of scientific validity of developed
                                                                             procedures.
    1                                   December 1, 1998           30,000  Payment on contract.
    1               4                                                      Performance of above verified procedures on a large
                                                                             enough sample group to determine repeatability.
    1               5                              Bonus           30,000  Verification of the repeatability of the Fire and
                                                                             Chemical Assay Procedures.
    1                                    January 1, 1999           30,000  Payment on contract.
    1               6                              Bonus           30,000  Establishment of above mentioned procedures at an
                                                                             independent assay lab.
    1
                                                         ----------------
    1                                          Sub Total          180,000
                                                         ================


    2      BLACKHAWK ORE EXTRACTION PROCEDURES DEVELOPMENT (1)
    2               1                                                      Refractory Ore Evaluation.
    2                                   February 1, 1999           65,000  Payment on contract.
    2               2                                                      Sequential Extraction Tests.
    2                                      March 1, 1999           65,000  Payment on contract.
    2                                      April 1, 1999           65,000  Payment on contract.
    2               3                              Bonus          200,000  Verification of extraction method
    2               4                                                      Bench Scale Testing.
                                                         ----------------
    2                                          Sub Total          395,000
                                                         ================


    3      BLACKHAWK ORE EXTRACTION PROCEDURES DEVELOPMENT (2)
    3                                        May 1, 1999           75,000  Payment on contract.
    3               1                                                      Pilot Scale Testing.
    3                                       June 1, 1999           75,000  Payment on contract.
    3                                       July 1, 1999           75,000  Payment on contract.
    3               2                              Bonus          200,000  Verification of pilot scale testing results
                                                         ----------------
    3                                          Sub Total          425,000
                                                         ================


    4      BLACKHAWK ORE EXTRACTION PROCEDURES DEVELOPMENT (3)
    4               1                 September 30, 1999          250,000  On-site pilot scale testing.
    4               1                 September 30, 1999          250,000  Bonus upon Completion
                                                         ----------------
    4                                          Sub Total          500,000
                                                         ================
   1-4                                       Grand Total        1,500,000


     1. Modification of Services. INT shall have the right at any time to require reasonable changes or alterations in and to the Services. AURIC shall promptly submit its best estimate of the effect of the change or alteration of the cost of the Services and the schedule for performance of the Services. If AURIC's submission is accepted by INT, INT shall promptly prepare and deliver to AURIC an amendment signed by INT and direct that the change or alteration be made on the agreed terms. AURIC shall sign the amendment and shall fully comply with the terms of the amendment.

     2. Detailed Description of Services

Phase 1 - BLACK HAWK ORE ANALYTICAL PROCEDURES DEVELOPMENT
----------------------------------------------------------

*    Phase 1, Task 1 - Refractory ore evaluation

* Phase 1, Task 2 - Fire and chemical assay procedures development and Optimization

* Phase 1, Task 3 - Verification of scientific validity of developed procedures

* Phase 1, Task 4 - Performance of verified procedures (Phase 1, task 3) on a large enough sample group to determine repeatablity

* Phase 1, Task 5 - Verification of the repeatability of the fire and chemical assay procedures

* Phase 1, Task 6 - Establishment of the Phase 1, Task 5 procedures at an independent assay lab


Phase 2 - BLACK HAWK ORE EXTRACTION PROCEDURES DEVELOPMENT (1)
--------------------------------------------------------------

*    Phase 2, Task 1 - Refractory ore evaluation

*    Phase 2, Task 2 - Sequential extraction tests

*    Phase 2, Task 3 - Verification of extraction method

*    Phase 2, Task 4 - Bench scale testing


Phase 3 - BLACK HAWK ORE EXTRACTION PROCEDURES DEVELOPMENT (2)
--------------------------------------------------------------

*    Phase 3, Task 1 - Pilot scale testing

*    Phase 3, Task 2 - Verification of pilot scale testing results


Phase 4 - BLACK HAWK ORE EXTRACTION PROCEDURES DEVELOPMENT (3)
--------------------------------------------------------------

*    Phase 4, Task 1 - On-site pilot scale testing

     3. Commencement and Completion of Work. The estimated time for completion of the Services through Phase 3 is July 1, 1999. AURIC agrees to commence the Services on or before October 1, 1998. Extensions for any task in any phase must be agreed to in writing by INT. TIming of Phase 4 tasks shall be determined by AURIC and INT during the completion of Phase 3 tasks.

     4. Compensation. In consideration of the Services performed by AURIC, INT shall provide payment as per the Schedule of Services and Compensation located in Exhibit A to this Agreement.

     5. Custodian of Technology. Prior to the completion of all tasks in all phases of this agreement, all information developed by AURIC during each task in each phase including any and all detail relating to metallurgical recovery and assay technique shall be transferred in trust to Dames and Moore as subcontractor to AURIC for the purposes of retaining a detailed backup record of developed technologies by AURIC. The transfer of information from AURIC to Dames and Moore shall be complete in detail and all aspects of each task in each phase, and AURIC shall ensure that Dames and Moore fully understand all elements and aspects of any proprietary information, techniques, and any other aspects.

     6. Reports, Conclusions, and Developed Work. The results and conclusions of AURIC's Services for each task and phase shall be set forth in a final report in format and detail commensurate and appropriate to each task and phase. Reports and conclusions will be provided to INT.

     5. Notices and Payments. All notices and payment required by the Agreement for Services and this Exhibit A shall be sent to the following addresses:




              TO INT:      3926 Irongate Road, Unit D,
                           Bellingham, WA 98226


             TO AURIC:     3260 West Directors Row,
                           Salt Lake City, Utah 84104